UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 3, 2008 (Date of earliest event reported: September 3, 2008)

LAZY DAYS’ R.V. CENTER, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida (State or other jurisdiction of incorporation)	333-114210 (Commission File Number)	59-1764794 (IRS Employer Identification No.)

6130 Lazy Days Boulevard
Seffner, Florida 33584-2968
(Address of Principal Executive Offices, including Zip Code)

(800) 626-7800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

          Today Lazy Days’ R.V. Center, Inc. (“Lazydays”), the nation’s #1 single-site recreational vehicle (“RV”) dealer, announced a layoff of 47 employees.  This workforce adjustment was implemented to align staffing levels with current demand for recreational vehicles.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date:  September 3, 2008

Lazy Days’ R.V. Center, Inc.

   /s/ Randall Lay

By:           Randall Lay

Its:           Chief Financial Officer